EXHIBIT 10.36

WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SHARES IS EFFECTIVE UNDER THE ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW AND, IF THE CORPORATION REQUESTS, AN OPINION SATISFACTORY TO THE CORPORATION TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.

THIS WARRANT (the “Warrant”) is issued on the last date of signature below (“Effective Date”) by Digital Domain Media Group, Inc, a Florida corporation (the “Company”) to __________________________ (the “Holder”).

WHEREAS, by action taken by the board of directors of the Company it has been determined that the Company will grant the Holder the right to purchase additional shares of common stock in the Company, as set forth in that certain Amendment to Stock Purchase Agreement between the parties of even date herewith, on the terms set forth below;

NOW THEREFORE, in consideration of the mutual covenants and promises hereafter set forth and for other good and valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

1.           Warrant rights.  The Company grants to the Holder the right (the “Warrant”) to purchase all or any part of an aggregate of ____________ shares of authorized but unissued or treasury common stock of the Company on the terms and conditions herein set forth. Such shares of common stock shall be unregistered unless the Company voluntarily files a registration statement covering such shares with the Securities and Exchange Commission.

2.           Exercise Price.  The exercise price of the shares of common stock subject to the Warrant shall be $9.63 per share.

3.           Vesting-When Exercisable.

(a)         The Warrant shall vest immediately upon the Effective Date and shall have a term of two (2) years.

(b)         However, notwithstanding any other provision of this Agreement, the Warrant shall be immediately forfeited if Holder does not exercise the Warrant within 180 days of the Company achieving listed public trading status.

4.           Method of Exercise.  The Warrant shall be exercisable by a written notice to the Company which shall:

(a)  state the election to exercise the Warrant, the number of shares of common stock to be purchased, the entity in whose name the stock certificate or certificates for such shares of common stock is to be registered, and the address and taxpayer identification number of such entity (or if more than one entity, the names, addresses and taxpayer identification numbers of such entities);

(b)  contain such representations and agreements as to the Holder's investment intent with respect to such shares of common stock as are set forth in Section 7 hereof;

(c)  be signed by the person or persons entitled to exercise the Warrant and, if the Warrant is being exercised by any entity other than the Holder, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Warrant;

(d)   be accompanied by full payment of the purchase or exercise price therefor in United States dollars by wire transfer.

The certificate or certificates for shares of common stock as to which the Warrant shall be exercised shall be registered in the name of the entity or entities exercising the Warrant.

5.           Sale of Shares Acquired Upon Exercise of Warrant.  Any shares of the Company's common stock acquired pursuant to the Warrant granted hereunder cannot be sold by the Holder until at least six months following the effective date of the Company effectuating an initial public offering of the Company’s common stock. Nothing in this Section 5 shall be deemed to reduce the holding period for the shares established under the applicable securities laws.

6.           Necessity to Become Holder of Record.  The Holder shall have no voting, dividend or other rights as a stockholder with respect to any shares covered by the Warrant until the Holder shall have become the holder of record of such shares.  No adjustment shall be made for cash dividends or cash distributions, ordinary or extraordinary, in respect of such shares for which the record date is prior to the date on which the Holder shall become the holder of record thereof.

7.           Conditions to Exercise of Warrant.  In order to enable the Company to comply with the US Securities Act of 1933 (the "Securities Act") and applicable state law, the Company may require the Holder, or any transferee of the Warrant, as a condition of the exercising of the Warrant, to give written assurance satisfactory to the Company that the shares subject to the Warrant are being acquired for Holder's or said transferee's own account, for investment only, with no view to the distribution of same, and that any subsequent resale of any such shares either shall be made pursuant to a registration statement under the Securities Act and applicable state law which has become effective and is current with regard to the shares being sold, or shall be pursuant to an exemption from registration under the Securities Act and applicable state law.

The Warrant is subject to the requirement that, if at any time the Board shall determine, in its discretion, that the listing, registration, or qualification of the shares of common stock subject to the Warrant upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the issue or purchase of shares under the Warrant, the Warrant may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected.

8.  Duties of Company.  The Company shall at all times during the term of the Warrant:

(a)  Reserve and keep available for issue such number of shares of its authorized and unissued common stock as will be sufficient to satisfy the requirements of this Warrant;

(b)  Pay all original issue taxes with respect to the issue of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith; and

(c)  Use its best reasonable efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

9.           Severability.  In the event any provisions of this Warrant are found to be illegal, unenforceable or void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the illegal, unenforceable or void provisions were deleted.

10.         Benefit.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and permitted assigns.

11.         Notices and Addresses.  All notices, offers, acceptance and any other acts under this Warrant (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express, recognized international courier, or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

The Holder:	Name:
Address:

Facsimile:

The Company:	Digital Domain Media Group, Inc
8881 S US Highway 1
Port St. Lucie, Florida 34952
Facsimile (772) 345-8114
Attn: General Counsel

or to such other address as either of them, by notice to the other may designate from time to time.  The transmission confirmation receipt from the sender's facsimile machine shall be conclusive evidence of successful facsimile delivery.  Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

12.         Attorney's Fees.  In the event that there is any controversy or claim arising out of or relating to this Warrant, or to the interpretation, breach or enforcement thereof, and any action or proceeding is commenced to enforce the provisions of this Warrant, the prevailing party shall be entitled to reasonable attorney's fees, costs and expenses.

13.         Governing Law.  This Warrant and any dispute, disagreement, or issue of construction or interpretation arising hereunder, whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of Florida without regard to choice of law considerations.    Venue for any action, dispute, disagreement or controversy in connection herewith shall lie in St. Lucie County, Florida.

14.         Oral Evidence.  This Warrant constitutes the entire agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof.  Neither this Warrant, nor any provision hereof, may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

15.         Counterparts.  This Warrant may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  The execution of this Warrant may be by actual, facsimile or other form of electronic signature.

16.         Additional Documents.  The parties hereto shall execute such additional instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Warrant and to fulfill the obligations of the parties hereunder.

17.         Section Headings.  Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Warrant.

18.         Assignment. The Warrant shall be subject to the same restrictions on transfer as set forth in Section 18 of the Stock Purchase Agreement.

IN WITNESS WHEREOF the parties hereto have executed this Warrant on the Effective Date.

DIGITAL DOMAIN MEDIA GROUP, INC.

By (Signature):
Printed Name:
Its (Title):
Date:

HOLDER

By (Signature):
Printed Name:
Its (Title):
Date: